Exhibit 99.2

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                             FT LAUDERDALE DIVISION

IN RE:          |       CASE NUMBER:  98-20169-BKC-RBR
                |
                |       JUDGE:    Raymond B. Ray
        DEBTOR. |       CHAPTER 11

                  DEBTOR'S MONTHLY FINANCIAL REPORT (BUSINESS)
                                 FOR THE PERIOD
    FROM May 3, 1998 TO May 30, 1998 (5-30-98 is fiscal month end per books)



        Comes now the above-named debtor and files its Periodic Financial reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                            Paul J. Battista, Esq.
                                            Attorney for Debtor

        Debtor's Address and Phone Number:  Attorney's Address and Phone Number:
        2Connect Express, Inc               Kelley, Drye & Warren, LLP
        3500 Gateway Drive                  201 S. Biscayne Blvd.
        Suite 101                           2400 Miami Center
        Pompano Beach, FL  33069            Miami, FL 33131
        (954) 971-3555                      (305) 372-2400





















                                    1 of 20

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
          For the Period Beginning May 3, 1998 and Ending May 30, 1998
                            (fiscal month per books)

Name of Debtor:  2Connect Express, Inc.          Case Number: 98-20169-BKC-RBR
Date of Petition:  January 12, 1998

                                                                              CUMULATIVE
                                                       CURRENT MONTH       PETITION TO DATE
                                                       -------------       ----------------
1. Cash at Beginning of Period                          $   739,104.42     $     106,714.48
                                                        --------------     ----------------

2. Receipts:
    A. Cash and Credit Card Sales                            12,990.31         1,003,482.54
        Less: Cash and Credit Card Refunds                                        (1,333.83)
                                                        --------------     ----------------
        Net Cash and Credit Card Sales                       12,990.31         1,002,148.71
                                                        --------------     ----------------

    B. Collection in Post-petition A/R                       10,360.65           202,743.39
    C. Collection on Pre-petition A/R                         3,128.89           285,811.83
    D. Other Receipts (Schedule 2A)                          17,142.61            71,041.79
    E. Deposits From Account Sweeps                         426,571.28         2,449,865.92
    F. Less Disbursement Sweeps                            (426,571.28)       (2,449,023.33)
    G. Auction sales-held in bankurptcy atty trust
       account                                                3,500.63           338,075.63
                                                        --------------     ----------------

3. Total Receipts                                            47,123.09         1,900,663.94
                                                        --------------     ----------------
4. Total Cash Available for Operations(1+3)                 786,227.51         2,007,378.42
                                                        --------------     ----------------

5. Disbursements:
    A. U.S. Trustee Quarterly Fees                            1,250.00             5,000.00
    B. Net Payroll   (See Note 1 below)                      39,896.29           360,617.13
    C. Payroll Taxes Paid    (See Note 1 below)              14,944.60           135,647.48
    D. Sales and Use Taxes                                    5,526.52            45,981.36
    E. Other Taxes                                                                       --
    F. Rent                                                  12,730.99           138,299.21
    G. Other Leases (attachment 3)                                                33,302.96
    H. Telephone                                              5,129.50            30,857.30
    I. Utilities                                                129.57            15,294.58
    J. Travel and Entertainment                               5,772.22            29,030.99
    K. Vehicle Expenses                                                                  --
    L. Office Supplies                                                             5,320.61
    M. Advertising                                                                22,796.89
    N. Insurance (attachment 7)                               1,824.90            37,327.06
    O. Purchases of Fixed Assets                                                         --
    P. Purchases of Inventory                                12,584.20           102,215.14
    Q. Manufacturing Supplies                                                            --
    R. Repairs and Maintenance                                                     1,604.19
    S. Payments to Secured Creditors                                             281,499.96
    T. Other Operating Expenses(Schedule 2B)                 10,247.21            86,392.05
                                                        --------------     ----------------

6. Total Cash Disbursements                                 110,036.00         1,331,186.91
                                                        --------------     ----------------
7. Ending Cash Balance (4-6)                            $   676,191.51     $     676,191.51
                                                        ==============     ================

Note 1 - Represents payments for pay periods ended 4-26-98 and 5-23-98 which includes final paychecks and vacation for operating wind-down team (i.e. store operations function - 4 persons, and Information Systems function - 3 persons) which represents approximately $20,000 in non-recurring payroll.

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 12th day of June, 1998.  Signed:      /s/ Thomas H. Hicks
                                     ------------------------------------------
                                         Thomas H. Hicks, CEO, CFO

                                  Schedule 2A
                     Monthly Financial Report for Business
          For the Period Beginning May 3, 1998 and Ending May 30, 1998
                            (fiscal month per books)
                             Other Receipts Detail

ACCOUNT    DATE      CHECK #        RECEIVED FROM                    PURPOSE              DEPOSIT
-------    ----      -------        -------------                    -------              -------
op         5/4/98    Deposit      First Union Bank                     Interest         $    158.77
op         5/5/98    Deposit      First Union Bank                     Interest               53.38
op         5/6/98    Deposit      First Union Bank                     Interest               48.97
op         5/7/98    Deposit      Telecheck                           NSF Refund             348.69
op         5/7/98    Deposit      Various                               Cobra                525.68
op         5/7/98    Deposit      FPL                               Deposit Refund         1,141.84
op         5/7/98    Deposit      Juvenile Court                    Theft Recovery           199.95
op         5/7/98    Deposit      First Union Bank                     Interest               48.73
op         5/8/98    Deposit      First Union Bank                     Interest               47.69
op        5/11/98    Deposit      First Union Bank                     Interest              147.99
op        5/12/98    Deposit      First Union Bank                     Interest               51.09
op        5/13/98    Deposit      First Union Bank                     Interest               52.00
op        5/14/98    Deposit      First Union Bank                     Interest               51.44
op        5/15/98    Deposit      First Union Bank                     Interest               50.30
op        5/18/98    Deposit      Various                               Cobra                444.01
op        5/18/98    Deposit      Utility                           Deposit Refund            22.37
op        5/18/98    Deposit      First Union Bank                     Interest              151.13
op        5/19/98    Deposit      First Union Bank                     Interest               48.28
op        5/20/98    Deposit      First Union Bank                     Interest               47.38
op        5/21/98    Deposit      First Union Bank                     Interest               46.85
op        5/22/98    Deposit      First Union Bank                     Interest               47.14
op        5/26/98    Deposit      First Union Bank                     Interest              182.36
op        5/27/98    Deposit      First Union Bank                     Interest               46.76
op        5/28/98    Deposit      Telecheck                        Telecheck Refund        3,022.69
op        5/28/98    Deposit      First Union Bank                     Interest               47.28
op        5/29/98    Deposit      First Union Bank                     Interest               46.89
op        5/30/98    Deposit      Bobby Allison Cellular
                                    Systems of FL                    Equip Sales          10,000.00
op        5/30/98    Deposit      Other                             Other Receipts            62.95
                                                                                        -----------
                                                                                        $ 17,142.61
                                                                                        ===========

                                  Schedule 2B
                     Monthly Financial Report for Business
          For the Period Beginning May 3, 1998 and Ending May 30, 1998
                            (fiscal month per books)
                         Other Operating Expenses Detail



ACCOUNT     DATE      CHECK #          PAYEE                     PURPOSE                     WITHDRAWL
-------     ----      -------          ------                    -------                     ---------
op         5/4/98    012782    Syscom Computers              Printer Connector           $       285.00
op         5/5/98    Debit     Merchant Discount          Credit Card Processing Fees            952.75
op         5/5/98    Debit     Merchant Discount          Credit Card Processing Fees            688.15
op         5/5/98    Debit     Merchant Discount          Credit Card Processing Fees            126.75
op         5/5/98    Debit     Merchant Fee               Credit Card Processing Fees             56.75
op         5/5/98    Debit     Merchant Fee               Credit Card Processing Fees             40.77
op         5/5/98    Debit     Merchant Fee               Credit Card Processing Fees             15.50
op         5/5/98    Debit     Merchant Interchange       Credit Card Processing Fees             29.62
op         5/5/98    Debit     Merchant Interchange       Credit Card Processing Fees             16.70
pay        5/5/98    Debit     Stop Payment Charge               Bank Fees                        29.00
op         5/6/98    Debit     Novus Fee                  Credit Card Processing Fees             84.46
op         5/7/98    012794    Aqua Springs Water              Coffee Service                     22.00
op         5/7/98    012795    Designs Art & Framing           Picture Repair                     16.96
op         5/7/98    012796    Reliable Cable               Wiring at New office                 127.20
op         5/7/98    012797    Tropical Home & Garden Pest      Pest Control                      31.80
op         5/7/98    012799    Cel-Tec                         Custom Install                    250.00
op         5/7/98    012800    Web Store                       Internet Site                      25.00
op         5/7/98    012801    Commercial Printers, Inc.          Printing                        29.15
op         5/8/98    012802    Void                                 Void                             --
op        5/11/98    012644    Maharaj Adalgiza               Customer Refund                    (84.79)
op        5/12/98    012806    Maharaj Adalgiza               Customer Refund                     84.79
op        5/12/98    Debit     Commercial Service Charges        Bank Fees                       720.91
op        5/15/98    012814    Data Base                      Customer Refund                    142.75
op        5/15/98    012815    American Stock Transfer Co.     Transfer Agent                    500.00
op        5/15/98    012816    Charles E. Simon & Co.        Report Preparation                  135.00
op        5/15/98    012818    Telecheck                            Void                             --
op        5/15/98    012819    United Parcel Service              Freight                        431.69
op        5/15/98    012820    CGI-Ft. Lauderdale                 Freight                         63.50
pay       5/15/98    Debit     ADP Fees                     Payroll Processing                    55.78
op        5/18/98    012823    U.S. Postmaster                     Stamps                         92.00
op        5/19/98    012825    Office Depot                   Office Supplies                     79.47
op        5/19/98    Debit     Telecheck                   Check Processing Fees               3,757.96
op        5/21/98    012828    Alpha Graphics                     Printing                        34.08
op        5/21/98    012830    American BankNote                  Printing                     1,000.00
op        5/22/98    012837    Federal Express Corporation        Freight                         10.75
op        5/22/98    012839    PR Newswire, Inc.               Press Releases                     90.00
op        5/22/98    012842    CGI-Ft. Lauderdale                 Freight                         90.25
op        5/26/98    012847    U.S. Postmaster                     Stamps                         64.00
op        5/29/98    012860    CGI-Ft. Lauderdale                 Freight                         93.75
pay       5/29/98    Debit     ADP Fees                     Payroll Processing                    57.76
                                                                                            -----------
                                                                                            $ 10,247.21
                                                                                            ===========

                                  ATTACHMENT #1
                                  -------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor:  2Connect Express, Inc.      Case Number: 98-20169-BKC-RBR

For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

Accounts Receivable at Petition Date:        $   375,266.67

Accounts Receivable Reconciliation (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

  Beginning of Month Balance:                $    87,633.16
  Plus: Current Month New Billings:               20,138.35
  Less: Collections During Month                 (13,489.54)
           Accounts Written off                   (5,364.56)
                                             --------------
  End of Month Balance:                      $    88,917.41
                                             ==============

Aging: (show the total amount for each age group of accounts incurred since filing the petition)

    0-30 days    31-60 days    61-90 days    (greater than)90 days     Total


                              SEE ATTACHED DETAIL

       Attachment #1

2CONNECT EXPRESS, INC.
TRADE RECEIVABLES
AS OF 05/30/98

                                                       Total           1 to 30      31 to 60    61 to 90    over 90
                                                       -----           -------      --------    --------    -------
A/R - Commission
       Bell South Local-Commission                    1,217.50                        352.00      865.50
       Bell South Mobility-Commission                 4,805.00                      4,805.00
       Bobby Allison Cellular                         4,177.00        4,177.00
       Nextel-Commission                              1,600.00        1,600.00
                                                 -------------------------------------------------------------------
          Subtotal                                   11,799.50        5,777.00      5,157.00      865.50        0.00
                                                 -------------------------------------------------------------------

A/R - In-House
       School Board of Dade County                    3,313.22                                              3,313.22
       GMAC Mortgage                                    440.96                                                440.96
                                                 -------------------------------------------------------------------
          Subtotal                                    3,754.18            0.00          0.00        0.00    3,754.18
                                                 -------------------------------------------------------------------


A/R - Activation
       Bell South Mobility - Activation               7,875.00                                  3,625.00    4,250.00
       Sprint - Activation                           17,419.17                                             17,419.17
                                                 -------------------------------------------------------------------
          Subtotal                                   25,294.17            0.00          0.00    3,625.00   21,669.17
                                                 -------------------------------------------------------------------

A/R - Coop Advertising
       Cell Star -Coop                               13,127.00                                             13,127.00
       Vtech Coop Adv                                 8,059.00                                              8,059.00
                                                 -------------------------------------------------------------------
          Subtotal                                   21,186.00            0.00          0.00        0.00   21,186.00
                                                 -------------------------------------------------------------------


A/R- Market Development
       Psion NSA                                      2,500.00                                              2,500.00
                                                 -------------------------------------------------------------------
          Subtotal                                    2,500.00            0.00          0.00        0.00    2,500.00
                                                 -------------------------------------------------------------------

A/R - Rebate
       CellStar Rebate                                2,971.00                                              2,971.00
                                                 -------------------------------------------------------------------
          Subtotal                                    2,971.00            0.00          0.00                2,971.00
                                                 -------------------------------------------------------------------

A/R - Residuals
       Bell South Mobility Residuals                 21,412.56       11,000.00     10,412.56
                                                 -------------------------------------------------------------------
          Subtotal                                   21,412.56       11,000.00     10,412.56        0.00        0.00
                                                 -------------------------------------------------------------------


           GRAND TOTAL ACCOUNTS RECEIVABLE       $   88,917.41     $ 16,777.00    $15,569.56  $ 4,490.50  $52,080.36
                                                 ===================================================================

                                 ATTACHMENT #2
                                 -------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

Name of Debtor:  2Connect Express, Inc.    Case Number: 98-20169-BKC-RBR

For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date       Days
Incurred  Outstanding  Vendor              Description                Amount
--------  -----------  ------              -----------                ------
   See Attached Schedule: "Period Cutoff Aged AP - Historical Detail Aged by
                                    Due Date"















        ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)           $    8,907.80
Plus: New Indebtedness Incurred This Month             152,315.58
Less: Amount Paid on Total Accounts Payable             50,819.88
                                                    -------------
Ending Month Balance                                $  110,403.50
                                                    =============








SECURED: List status of payments to Secured Creditors and Lessors (Post-Petition
Only):

Secured            Date                   Number of Post      Total Amount of
Creditor/        Payment    Payment     Petition Payments      Post-petition
 Lessor            Due       Amount        Delinquent        Payments Delinquent
--------        --------    -------     -----------------    -------------------
  None


Date 06/09/98 09:32am                                        2Connect Express, Inc.
05-99-197                           Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date                 Rept 03.681
                                                      Period: 04-99 Aging Date: 05/30/98

                                                                                                1     31    61
Vendor/        Name/                Vendor Status/         Disc   Due    Pay                    To    To    To
Doc Type       Ref Nbr Inv Nbr      Inv Dat Doc Status     Date   Date   Date     Current       30    60    90   Over 90   Balance
--------       ------- -------      ------- ----------     ----   ----   ----     -------       --    --    --   -------   -------
4000RENAIS Renaissance Partners, LC O
CK             012852 004906                 C                                      (949.71)                                (949.71)
                                             Vendor Total                           (949.71)     --    --    --    --       (949.71)
4000STORAL Stor All                 O
CK             012853 004879                 C                                      (148.40)                                (148.40)
CK             012853 004879                 C                                      (118.72)                                (118.72)
                                             Vendor Total                           (267.12)     --    --    --    --       (267.12)
4001CORALC Coral CS/Ltd. Associates O
CK             012866 004908                 C                                    (7,376.31)                              (7,376.31)
                                             Vendor Total                         (7,376.31)     --    --    --    --     (7,376.31)
5000BOWNE  Bowne of Atlanta         O
VO             004909 1-98040578-0   5/20/98 A           5/30/98 6/19/98 5/30/98     720.25      --    --    --    --        720.25
VO             004910 1-98040668-0   5/21/98 A           5/31/98 6/20/98 5/31/98     734.02      --    --    --    --        734.02
VO             004934 1-98050171-0    6/4/98 A           6/14/98  7/4/98 6/14/98     299.98      --    --    --    --        299.98
                                             Vendor Total                          1,754.25      --    --    --    --      1,754.25
5000NEXTEL Nextel                   O
VO             004935 5191-8          6/3/98 A            6/3/98 6/18/98 6/18/98      75.36      --    --    --    --         75.36
                                             Vendor Total                             75.36      --    --    --    --         75.36
5500FPL    Florida Power & Light    O
VO             004873 71563-09556    5/19/98 A           5/19/98  6/9/98  6/9/98     400.18      --    --    --    --        400.18
                                             Vendor Total                            400.18      --    --    --    --        400.18
5C000CGI   CGI-Ft. Lauderdale       O
VO             004925 362812         5/27/98 A           5/27/98 6/11/98 6/11/98      43.75      --    --    --    --         43.75
VO             004933 366301          6/3/98 A            6/3/98 6/18/98 6/18/98       8.70      --    --    --    --          8.70
                                             Vendor Total                             52.45      --    --    --    --         52.45

6500HUMANA Humana Health Insurance  O
CK             012861 004894                 C                                    (1,824.90)     --    --    --    --     (1,824.90)
                                             Vendor Total                         (1,824.90)     --    --    --    --     (1,824.90)
6500KAHNCA Kahn Carlin              O
VO             004827 050198          5/1/98 H            5/1/98  5/1/98  5/1/98         --   4,666.62 --    --    --      4,666.62
                                             Vendor Total                                --   4,666.62 --    --    --      4,666.62
6500KEMPER Kemper Insurance
           Companies                O
VO             004703 COR 000779      3/1/98 A            3/1/98  6/9/98  6/9/98   2,562.00      --    --    --    --      2,562.00
                                             Vendor Total                          2,562.00      --    --    --    --      2,562.00
7000PANAPA Pana-Pacific             O
CK             012865 004907                 C                                       (56.80)                                 (56.80)
                                             Vendor Total                            (56.80)     --    --    --    --        (56.80)
7000SEDINT SED International, Inc.  O



Date 06/09/98 09:32am                                        2Connect Express, Inc.
05-99-197                           Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date                 Rept 03.681
                                                      Period: 04-99 Aging Date: 05/30/98


                                                                                              1       31    61
Vendor/        Name/                Vendor Status/         Disc   Due    Pay                  To      To     To
Doc Type       Ref Nbr Inv Nbr      Inv Dat Doc Status     Date   Date   Date   Current       30      60     90   Over 90   Balance
--------       ------  -------      ------- ----------     ----   ----   ----   -------       --      --     --   -------   -------
VO             004911 1-145550701     5/27/98 A        5/27/98  6/6/98  6/6/98 1,222.00      --      --     --       --     1,222.00
                                              Vendor Total                     1,222.00      --      --     --       --     1,222.00
7000SPRINT Sprint PCS               O
VO             004489 030598           3/5/98 H         3/5/98  3/5/98  3/5/98     --       --      --     342.00    --       342.00
VO             004708 WBE-028087      1/29/97 H        1/29/97  2/28/9 2/28/97     --       --      --     --     684.00      684.00
                                              Vendor Total                         --       --      --     342.00 684.00    1,026.00
7200ICANEC ICanect                  H
VO             004183 013198          1/31/98 A        1/31/98  3/2/98  3/2/97     --       --      --     269.34    --       269.34
                                              Vendor Total                         --       --      --     269.34    --       269.34
90003COM   3Com Credit
            Corporation             O
VO             004578 00008985         4/1/98 H         4/1/98  4/1/98  4/1/98     --       --    208.00    --       --       208.00
                                              Vendor Total                         --       --    208.00    --       --       208.00
9000KELLEY Kelley Drye &
           Warren, LLP              O
VO             004858 1302933         5/15/98 H        5/15/98 5/15/98 5/15/98     --  101,842.14    --     --       --   101,842.14
                                              Vendor Total                         --  101,842.14    --     --       --   101,842.14
9000KPMG   KPMG Peat Marwick        O
VO             004357 01821           2/17/98 H        2/17/98 3/19/98 3/19/98     --       --       --  6,800.00    --     6,800.00
                                              Vendor Total                         --       --       --  6,800.00    --     6,800.00
                                              Report Total                  (4,408.60) 106,508.76 208.00 7,411.34 684.00  110,403.50


Note 1 - Negative balances are due to invoices paid on or before the first of the calendar month where the expense is recorded in the following month.

                                  ATTACHMENT #3

                        INVENTORY AND FIXED ASSETS REPORT
--------------------------------------------------------------------------------

Name of Debtor:   2Connect Express, Inc.          Case Number:  98-20169-BKC-RBR

For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

INVENTORY REPORT

Inventory Balance at Petition Date:                      $  2,191,354
                                                         ============

Inventory Reconciliation:
  Inventory Balance at Beginning of Month (Period)       $     25,373
  Inventory Purchased During Month (Period)                    13,806
  Inventory Used or Sold:                                     (12,202)
  Less Inventory liquidations via court approved auctions
  Less Inventory writedowns to liquidation values
                                                         ------------
  Inventory On-Hand at End of Month (Period)             $     26,977
                                                         ============

Method of Costing:   Last Cost




FIXED ASSET REPORT

Fixed Assets Fair Market Value at Petition Date:         $  2,038,164 NBV
(includes Property, Plant and Equipment)                 ============




Fixed Assets Reconciliation:
  Fixed Asset Book Value at Beginning of Month(Period):  $  1,394,132
  Less: Depreciation Expense for Period:                           -- See Note 1
  Plus: New Purchases/Additions:                                   --
                                                         ------------
  Ending Month(Period) Balance:                          $  1,394,132 See Note 2
                                                         ============


Note 1 - The majority of fixed assets were contracted in April to be sold, therefore no depreciation was recorded for April or May.

Note 2 - Cumulative reserves for loss on sales of assets were recorded on the books on an accrual basis in the amount of $1,169,853.

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:   2CONNECT EXPRESS, INC.          Case Number:  98-20169-BKC-RBR
For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (i.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK:  First Union National Bank     BRANCH:  Commercial Banking Broward
               -------------------------              --------------------------

ACCOUNT NAME:            2Connect Express, Inc. DIP Operating Account
                         --------------------------------------------
ACCOUNT NUMBER:          2090002563870
                         -------------
PURPOSE OF ACCOUNT:      Post Petition Operating Account
                         -------------------------------

Beginning Balance                                   $    427,278.30
Total of Deposits Made                                    43,622.46
Amount of Cash and Credit Cards Refunds                          --
Amount of Deposits from Account Sweeps (See Note Below) 426,571.28 Amount of Receipts from Account Sweeps (See Note Below) (426,571.28)
Amount of Cash funding Payroll Account                   (63,571.28)
Total Amount of Checks Written                           (56,091.27)
                                                    ---------------
Closing Balance                                     $    351,238.21
                                                    ===============

Number of 1st Check Written This Period:                                 012782
Number of Last Check Written This Period:                                012866
                                                                         ------
Total Number of Checks Written or voided This Period:                        84
                                                                         ======

Note - Daily "Sweep" transfers are made from store depository sub-accounts
       (zero balance accounts) to concentration account.







                         INVESTMENT ACCOUNTS

Type of Negotiable          Face                  Purchase            Date of
  Instrument                Value                  Price             Purchase
------------------          -----                 --------           --------

    NONE

                                 ATTACHMENT #4

                         MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:      2Connect Express, Inc.       Case Number:  98-20169-BKC-RBR

For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (i.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK:  First Union National Bank      BRANCH: Commercial Banking Broward
               -------------------------              --------------------------

ACCOUNT NAME:            2Connect Express, Inc. DIP Payroll Account
                         ------------------------------------------
ACCOUNT NUMBER:          2090002563883
                         -------------
PURPOSE OF ACCOUNT:      Post Petition Payroll Account
                         -----------------------------

Beginning Balance                 (22,748.88)
Total of Deposits Made             63,571.28
Total Amount of Checks Written    (53,944.73)
Service Charges                           --
                                  ----------
Closing Balance                   (13,122.33)  --   Since this is a Zero Balance account, the
                                  ==========        ending negative balance represents
                                                    outstanding checks.


Number of 1st Check Written This Period:                 1889
Number of Last Check Written This Period:                1918
                                                     --------
Total Number of Checks Written This Period:                29
                                                     ========


                         INVESTMENT ACCOUNTS

Type of Negotiable         Face             Purchase         Date of
  Instrument              Value              Price           Purchase
------------------        -----            ---------         --------
    None

       ATTACHMENT #5

       CHECK REGISTER

Name of Debtor:    2Connect Express, Inc.        Case Number:   98-20169-BKC-RBR

For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

Name of Bank:  First Union National Bank    Branch:  Commercial Banking Broward
               -------------------------             --------------------------

Account Name:      2Connect Express, Inc. DIP Operating Account
                   --------------------------------------------
Account Number:    2090002563870
                   -------------
Purpose of Accout: Primary Operating Account
                   -------------------------

Account for all check numbers, including voided, lost, stopped payment, etc.




 Date   Ck #            Payee                            Purpose                            Amount
 ----   ----            -----                            -------                            ------
 5/4/98 012782 Syscom Computers             Printer Connector                           $      285.00
 5/5/98 012783 Hotchkiss Enterprises        Prorated Final Rent-Plantation                   1,039.60
 5/5/98 012784 Stor All                     Rent                                               118.72
 5/5/98 012785 Lena Castellanos             Net Pay                                            687.60
 5/5/98 Debit  Merchant Discount            Credit Card Fees                                   952.75
 5/5/98 Debit  Merchant Discount            Credit Card Fees                                   688.15
 5/5/98 Debit  Merchant Discount            Credit Card Fees                                   126.75
 5/5/98 Debit  Merchant Fee                 Credit Card Fees                                    56.75
 5/5/98 Debit  Merchant Fee                 Credit Card Fees                                    40.77
 5/5/98 Debit  Merchant Fee                 Credit Card Fees                                    15.50
 5/5/98 Debit  Merchant Interchange         Credit Card Fees                                    29.62
 5/5/98 Debit  Merchant Interchange         Credit Card Fees                                    16.70
 5/6/98 Debit  Novus Fee                    Credit Card Fees                                    84.46
 5/7/98 012786 Chuck Ainsworth              Expenses                                            25.80
 5/7/98 012787 Maria E. Bolden              Expenses                                           162.23
 5/7/98 012788 David G. Dees                Expenses                                            14.10
 5/7/98 012789 John Grandy                  Expenses                                            96.60
 5/7/98 012790 Thomas H. Hicks              Temporary living and miscellaneous expense       1,149.79
 5/7/98 012791 Kevin Killoran               Truck rental and mileage for store closings/
                                              storage                                        2,082.24
 5/7/98 012792 Jeanine C. Kinsey            Expenses                                           150.00
 5/7/98 012793 Nathan Rothman               Expenses                                            94.30
 5/7/98 012794 Aqua Springs Water           Coffee Service                                      22.00
 5/7/98 012795 Designs Art & Framing        Picture Repair                                      16.96
 5/7/98 012796 Reliable Cable               Wiring at new office                               127.20
 5/7/98 012797 Tropical Home & Garden Pest  Pest Control                                        31.80
 5/7/98 012798 BellSouth                    Telephone                                        3,260.97
 5/7/98 012799 Cel-Tec                      Cellular Install                                   250.00
 5/7/98 012800 Web Store                    Internet Service                                    25.00
 5/7/98 012801 Commercial Printers, Inc.    Printing                                            29.15
 5/8/98 012802 Void                         void                                                   --
 5/8/98 012803 Richard Garepy               Net Pay                                            351.10
5/11/98 012644 Maharaj Adalgiza             Voided Check-Customer Refund                       (84.79)
5/11/98 012804 Direct Wireless              Inventory                                          109.00
5/12/98 012805 Maria E. Bolden              Moving supplies and storage boxes                  265.10
5/12/98 012806 Maharaj Adalgiza             Customer Refund                                     84.79


5/12/98 012807 Recoton                         Inventory                                          313.48
5/12/98 Debit  Commercial Service Charges      Bank Fees                                          720.91
5/13/98 012808 Pana-Pacific                    Inventory                                          114.28
5/13/98 012809 Advanced Fox Cellular           Inventory                                          143.65
5/14/98 012810 TT Systems                      Inventory                                           75.22
5/14/98 012811 Recoton                         Inventory                                          143.11
5/14/98 Debit  Ora Electronics                 Inventory                                          139.66
5/15/98 012812 Thomas H. Hicks                 Travel to Bobby Allison for Due Diligence        1,225.77
5/15/98 012813 Don Smith                       Expenses                                            97.80
5/15/98 012814 Data Base                       Customer Refund                                    142.75
5/15/98 012815 American Stock Transfer Co.     Transfer Agent                                     500.00
5/15/98 012816 Charles E. Simon & Co.          Reports                                            135.00
5/15/98 012817 LDDS Worldcom                   Telephone                                           44.52
5/15/98 012818 Telecheck                       void                                                   --
5/15/98 012819 United Parcel Service           Freight                                            431.69
5/15/98 012820 CGI-Ft. Lauderdale              Freight                                             63.50
5/15/98 012821 Ora Electronics                 Inventory                                              --
5/15/98 012822 Florida Department of Revenue   Sales Tax                                        5,526.52
5/18/98 012823 U.S. Postmaster                 Stamps                                              92.00
5/18/98 012824 Bobby Allison Cellular          Inventory                                        3,574.00
5/19/98 012825 Office Depot                    Office Supplies                                     79.47
5/19/98 Debit  PrimeCo                         Inventory                                        1,098.75
5/19/98 Debit  Telecheck                       Check Processing Fees (See Note 1)               3,757.96
5/20/98 012826 Direct Wireless                 Inventory                                          407.25
5/20/98 012826 Direct Wireless                 Inventory                                         (407.25)
5/20/98 012827 AirData Communiciations, Inc.   Inventory                                        2,390.00
5/21/98 012828 Alpha Graphics                  Printing                                            34.08
5/21/98 012829 Direct Wireless                 Inventory                                          387.15
5/21/98 012830 American BankNote               Printing                                         1,000.00
5/22/98 012831 Go-Neo, LLC                     Inventory                                          240.00
5/22/98 012832 Go-Neo, LLC                     Inventory                                          120.00
5/22/98 012833 Pana-Pacific                    Inventory                                          403.15
5/22/98 012833 Pana-Pacific                    Inventory                                         (403.15)
5/22/98 012834 Thomas H. Hicks                 Airfare to Bobby Allison for due diligence         212.04
5/22/98 012835 Hotchkiss Enterprises           Rent                                                77.00
5/22/98 012836 Renaissance Partners, LC        Rent                                               907.53
5/22/98 012837 Federal Express Corporation     Freight                                             10.75
5/22/98 012838 LDDS Worldcom                   Telephone                                          101.64
5/22/98 012839 PR Newswire, Inc.               Press Release                                       90.00
5/22/98 012840 City of Hollywood Utility       Utilities                                          108.57
5/22/98 012841 Trescom International           Telephone                                           65.65
5/22/98 012842 CGI-Ft. Lauderdale              Freight                                             90.25
5/22/98 012843 PrimeCo                         Inventory                                              --
5/22/98 012844 SmarTalk                        Inventory                                              --
5/22/98 012845 Pana-Pacific                    Inventory                                          422.10
5/22/98 012846 United States Trustee           Trustee Fees                                     1,250.00
5/22/98 Debit  SmarTalk                        Inventory                                          288.00
5/26/98 012847 U.S. Postmaster                 Stamps                                              64.00
5/26/98 012848 Beeper To Go                    Inventory                                          587.00
5/26/98 Debit  CellStar                        Inventory                                          356.22
5/28/98 012849 Beeper To Go                    Inventory                                          284.00
5/28/98 Debit  CellStar                        Inventory                                          652.51
5/29/98 012850 Thomas H. Hicks                 Expenses                                            52.45


5/29/98 012851 Jeanine C. Kinsey               Expenses                                   144.00
5/29/98 012852 Renaissance Partners, LC        Rent                                       949.71
5/29/98 012853 Stor All                        Rent                                       267.12
5/29/98 012854 BellSouth Mobility              Cellular Service                            39.78
5/29/98 012855 Hancock Moving & Storage        Rent-Miami Whse Storage                  1,995.00
5/29/98 012856 Nextel                          Cellular Service                            29.39
5/29/98 012857 BellSouth                       Telephone                                  916.18
5/29/98 012858 Coral Springs Improvement Dist  Utilities                                   21.00
5/29/98 012859 Trescom International           Telephone                                  671.37
5/29/98 012860 CGI-Ft. Lauderdale              Freight                                     93.75
5/29/98 012861 Humana Health Insurance         Insurance                                1,824.90
5/29/98 012862 Bobby Allison Cellular          Inventory                                  983.70
5/29/98 012863 CellStar                        Inventory                                      --
5/29/98 012864 Ora Electronics                 Inventory                                      --
5/29/98 012865 Pana-Pacific                    Inventory                                   56.80
5/29/98 012866 Coral CS/Ltd. Associates        Rent                                     7,376.31
5/29/98 Debit  Ora Electronics                 Inventory                                  105.57
                                                                                   -------------
                                                                                   $   56,091.27
                                                                                   =============

Note 1 - Telecheck check processing fees included a prepetition deduction of $3,022.69 which was refunded - See Other Receipts Detail.

          ATTACHMENT #5

          CHECK REGISTER

Name of Debtor:    2Connect Express, Inc.        Case Number:   98-20169-BKC-RBR

For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

Name of Bank:  First Union National Bank     Branch:  Commercial Banking Broward
               -------------------------              --------------------------

Account Name:        2Connect Express, Inc. DIP Payroll Account
                     ------------------------------------------
Account Number:      2090002563883
Purpose of Accoount: Payroll Account

Account for all check numbers, including voided, lost, stopped payment, etc.

   Date   Ck #          Payee                                      Purpose           Amount
   ----   ----          -----                                      -------           ------
    5/5/98 Debit Stop Payment Charge                             Bank Fees     $        29.00
    5/8/98 1886  Castellanos, Lena                               Voided Check         (687.60)
   5/15/98 1889  Hicks, Thomas                                      Net Pay          4,996.22
   5/15/98 1890  Killoran, Kevin                                    Net Pay          1,776.85
   5/15/98 1891  Ainsworth, Charles                                 Net Pay          2,026.42
   5/15/98 1892  Dees, David                                        Net Pay            379.05
   5/15/98 1893  Rothman, Nathan                                    Net Pay          1,138.79
   5/15/98 1894  Bolden, Maria                                      Net Pay            915.56
   5/15/98 1895  Chalfant, Christopher                              Net Pay          3,264.41
   5/15/98 1896  Kinsey, Jeanine                                    Net Pay            800.48
   5/15/98 1897  Hernandez, Zara                                    Net Pay            513.84
   5/15/98 1898  Kinsey, Matthew                                    Net Pay            219.22
   5/15/98 1899  Smith, Donald                                      Net Pay          1,663.87
   5/15/98 1900  Cohen, George                                      Net Pay            755.48
   5/15/98 1901  Cowan, Robert                                      Net Pay             30.34
   5/15/98 1902  Patierno, Joe                                      Net Pay            129.34
   5/15/98 1903  Pettineo, John                                     Net Pay            351.45
   5/15/98 1904  Silverman, Patricia                                Net Pay          1,146.77
   5/15/98 1905  Sordelet, Claude                                   Net Pay            576.58
   5/15/98 1906  Grandy, John                                       Net Pay          2,134.58
   5/15/98 1907  Bryan, Melanie                                     Net Pay          1,094.22
   5/15/98 Debit ADP Fees                                        Payroll Fees           55.78
   5/15/98 Debit ADP Taxes                                       Payroll Taxes       9,320.47
   5/29/98 1908  Hicks, Thomas                                      Net Pay          5,136.25
   5/29/98 1909  Bolden, Maria                                      Net Pay            915.57
   5/29/98 1910  Chalfant, Christopher                              Net Pay          3,007.01
   5/29/98 1911  Kinsey, Jeanine                                    Net Pay            800.47


   5/29/98 1912  Smith, Donald                                      Net Pay                 1,663.86
   5/29/98 1913  Cohen, George                                      Net Pay                   755.47
   5/29/98 1914  Patierno, Joe                                      Net Pay                   228.12
   5/29/98 1915  Pettineo, John                                     Net Pay                   143.83
   5/29/98 1916  Silverman, Patricia                                Net Pay                 1,287.17
   5/29/98 1917  Sordelet, Claude                                   Net Pay                   599.77
   5/29/98 1918  Bryan, Melanie                                     Net Pay                 1,094.20
   5/29/98 Debit ADP Fees                                        Payroll Fees                  57.76
   5/29/98 Debit ADP Taxes                                       Payroll Taxes              5,624.13
                                                                                       -------------
                                                                                       $   53,944.73
                                                                                       =============

'
                                 ATTACHMENT #6

                                   MONTHLY TAX REPORT

Name of Debtor:      2CONNECT EXPRESS, INC.      Case Number:   98-20169-BKC-RBR
For the Period Beginning May 3, 1998 and Ending May 30, 1998
(fiscal month per books)

                      TAXES PAID DURING THE MONTH (PERIOD)
 Report all post-petition taxes paid directly or deposited into the tax account.

  Date          Bank or Payee                     Description                                     Amount
  ----          -------------                     -----------                                     ------
 5/15/98  Florida Department of Revenue  Consolidated Sales Tax Return for April, 1998         $   5,526.52
 5/15/98  IRS and Fla Dept of Rev        PR taxes deposited by ADP                                 9,320.47
 5/29/98  IRS and Fla Dept of Rev        PR taxes deposited by ADP                                 5,624.13
                                                                                               ------------
                                                                                               $  20,471.12
                                                                                               ============












                                 TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed: See Above

Name of Taxing                Date Pmt.
Authority                        Due                   Description                        Amount
--------------                ---------                -----------                        ------
Florida Department of Revenue  6/20/98   Consolidated Sales Tax Return for May, 1998     $  886.96
                                                                                         =========

                                 ATTACHMENT #7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:    2CONNECT EXPRESS, INC.       Case Number:    98-20169-BKC-RBR

For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

Report all compensation received during the period. Do not include reimbursement for expenses incurred for which you have receipts.
                                                                      Amount
Officer or Owner Name                       Title                      Paid
---------------------                       -----                     ------

Thomas H. Hicks                        CEO COO and CFO               13,461.54
Kevin Killoran                         Secretary                      2,517.30







                          PERSONNEL REPORT               Store                Corporate
                                                 ---------------------   --------------------
                                                 Full Time   Part Time   Full Time  Part Time        Total
                                                 ---------   ---------   ---------  ---------        -----
Number of Employees at Beginning of Period            4          2           5          --             11
Number Hired during Period                           --         --          --          --              0
Number Terminated or Resigned during Period          --         --           1          --              1
                                                    -----------------------------------------------------
Number of Employees on payroll at end of Period       4          2           4           0             10
                                                    =====================================================



                          CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                                            Agent &                    Policy                 Type of              Expiry  Premium
Carrier                                     Phone #                    Number                 Coverage              Date   Due Date
-------                                     -------                    ------                 --------             ------  --------
Agricultural Excess & Surplus     Kahn-Carlin & Company, Inc.        NSP2108136        Directors & Officers
                                     Roy Fabry                                         Liability                    7/9/98   Paid
                                     Telephone (954) 767-6066
Reliance Insurance Company        Kahn-Carlin & Company, Inc.        QB8615829         Commercial Application,
                                                                                       Property, General
                                                                                       Liability, Business
                                                                                       Auto, Garage & Dealers,
                                                                                       Crime, Umbrella             10/9/98  Monthly
Kemper-American Motorists Ins.    Kahn-Carlin & Company, Inc.        3BG01594400       Workers Compensation        10/9/98  Monthly
CAN                               Kahn-Carlin & Company, Inc.        0000685C          Employment Related Prac L   9/11/98   Paid
Humana, Inc.                      Humana, Inc.                       Group #133739     Employee Health and Life    9/30/98  Monthly
                                    Stacey Granger
                                    Phone (800) 442-5555

ATTACHMENT #8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
For the Period Beginning May 3, 1998 and Ending May 30, 1998 (fiscal month per books)

1. On May 8, 1998, 2Connect's primary cellular service provider unilaterally, arbitrarily, and without notice, ceased all activations required under their existing agreement with the Company. The Company, on May 9, 1998, obtained services from a third party cellular telephone carrier in order to satisfy its customers. The Company has commenced legal action through the bankruptcy court for amounts due from it's previous cellular service provider.

2. On May 22, 1998, the Company executed a Management Agreement with Bobby Allison Cellular Systems of Florida, Inc. ("BAC"), whereby BAC will assume the operation and responsibility for all expenses of the Company's one remaining store located in Coral Springs Florida. The Management Agreement is subject to approval by the bankruptcy court at a hearing scheduled for June 16, 1998, whereby, if approved, the Management Agreement will become effective June 18, 1998.